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                                                                    Exhibit 10.1

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

         THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of August 30, 2002, by and between Commonwealth Biotechnologies, Inc., a Virginia corporation (the "Company"), and the persons executing this Agreement on the signature page hereof as a Purchaser (each, a "Purchaser" and collectively the "Purchasers").

                               R E C I T A L S :

         WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to acquire, units (each a "Unit" and collectively, the "Units") consisting of four (4) shares of the Company's common stock, without par value per share ("Common Stock"), and one warrant (a "Warrant") to purchase one share of Common Stock at the exercise price indicated next to the Purchaser's name on Exhibit A hereto, on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements herein contained and other valuable consideration, the receipt and adequacy of which the parties hereto acknowledge, the parties agree as follows:

         1. Purchase and Sale. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2), the Company shall issue and sell to each of the Purchasers, and the Purchasers shall severally purchase from the Company the number of Units set forth opposite each Purchaser's name on Exhibit A hereto. The Warrants shall be in the form set forth as Exhibit B hereto.

         2. Closing Date; Delivery; Free and Clear Delivery. The closing of the transactions contemplated by Section 1 (the "Closing") shall occur at the office of Reed Smith, LLP, Riverfront Plaza-West Tower, 901 East Byrd Street, Suite 1700, Richmond, Virginia 23219, or at such other time, place or date as the parties may agree. At the Closing, the purchase and sale of the Units referred to in Section 1 shall be consummated. At the Closing, the Company shall deliver to each Purchaser a Common Stock certificate and a Warrant certificate, registered in the name of such Purchaser, evidencing the Common Stock and the Warrants being purchased by such Purchaser against such Purchaser's payment of the appropriate portion of the Purchase Price therefor by certified or bank check made payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company.

         3. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Purchasers that:

            (a) Organization and Standing, Articles and Bylaws. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the Commonwealth of Virginia and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified, licensed or domesticated as a foreign corporation in all jurisdictions where the nature of its activities or of its properties owned or leased makes such qualification, licensing or domestication necessary and the failure to so quality would have a material adverse effect on its business.

            (b) Corporate Power. The Company has now, or will have at the Closing, all requisite legal and corporate power to enter into this Agreement, to sell the Units hereunder, and to carry out and perform its obligations under the terms of this Agreement.

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            (c)  Authorization.

                 (i) All corporate action on the part of the Company, its officers, directors, and stockholders necessary for the sale and issuance of the Units pursuant hereto and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

                 (ii) The Units, and the Common Stock and the Warrants underlying the Units (the "Underlying Securities"), when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that such securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein and as may be required by future changes in such laws.

                 (iii) No stockholder of the Company has any right of first refusal or any preemptive rights in connection with the issuance of the Units by the Company.

            (d) Public Reporting. The Company has made available to the Purchasers true and complete copies of each report, registration statement and definitive proxy statement (collectively, the "Public Disclosure Documents") filed by the Company with the Securities and Exchange Commission (the "SEC") which are all of the documents that the Company has been required to file. As of their respective dates, the Public Disclosure Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act"), as applicable, and the applicable rules and regulations of the SEC thereunder, and none of the Public Disclosure Documents, at the time of filing of each such document, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company contained in the Public Disclosure Documents were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as indicated in the notes thereto or, in the case of unaudited statements, as permitted under applicable rules of the SEC) and present fairly the consolidated financial position of the Company, and the consolidated results of operations and cash flows of the Company, at the dates, and for the periods, indicated.

            (e) Validity of Material Contracts and Commitments. All the material contracts, commitments, agreements, and instruments to which the Company is a party are legal, valid, binding, and in full force and effect in all material respects and enforceable by the Company in accordance with their terms except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies. The Company is not in material default under any of such contracts.

            (f) Compliance with Other Instruments. The Company is not in violation of any term of its respective Articles of Incorporation or Bylaws, or, except as disclosed in the Public Disclosure Documents, in any material respect of any material mortgage, indenture, contract, agreement, instrument, or, to the best knowledge of the Company, any judgment, decree, order, statute, rule, or regulation applicable to it. The execution, delivery, and performance by the Company of this Agreement, and the issuance and sale of the Units pursuant hereto, will not result in any such violation or be in conflict with or constitute a default under any

                                      -2-

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such term, or cause the acceleration of maturity of any loan or material obligation to which the Company or the subsidiaries are a party or by which any of them are bound or with respect to which any of them is an obligor or guarantor, or result in the creation or imposition of any material lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or, to the best knowledge of the Company after due inquiry, give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the material properties, assets, business or agreements of the Company. To the best knowledge of the Company, after due inquiry, no such term or condition materially adversely affects or in the future (so far as can reasonably be foreseen by the Company at the date of this Agreement) may materially adversely affect the business, property, prospects, condition, affairs, or operations of the Company.

            (g) Litigation, etc. Other than as described in the Public Disclosure Documents, there are no actions, proceedings or investigations pending (or to the best of the Company's knowledge, any basis therefor or threat thereof), which, either in any case or in the aggregate, might result in any adverse change in the business, prospects, conditions, affairs, or operations of the Company, or in any of its properties or assets, or in any impairment of the right or ability of the Company to carry on its business as proposed to be conducted, or in any material liability on the part of the Company, or which question the validity of this Agreement or any action taken or to be taken in connection herewith.

            (h) Governmental Consent. Except for applicable securities filings, no consent, approval, or authorization of, or designation, declaration, or filing with, any governmental unit is required on the part of the Company in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Units, or the consummation of any other transaction contemplated hereby.

            (i) Offering. Assuming the accuracy of each of the representations and warranties of each of the Purchasers, the offer, sale and issuance of the Units in conformity with the terms of this Agreement (the "Offering") will not violate the Securities Act.

            (j) Disclosure. This Agreement, the Public Disclosure Documents, and all certificates delivered to the Purchasers pursuant to this Agreement, when read together, do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein or herein not misleading, it being understood that the information provided to the Purchasers regarding the Company contains estimates and projections which constitute forward looking statements and which have been made in good faith by the Company and no warranty of such projections is expressed or implied hereby. There is, to the best of the Company's knowledge, no fact which materially adversely affects the business, prospects, condition, affairs or operations of the Company or any of its properties or assets which has not been set forth in this Agreement, the Public Disclosure, or the other information provided to Purchaser.

            (k) Ordinary Course; No Adverse Change. Since March 31, 2002, the Company has conducted its business and maintained its properties substantially in the same manner as previously conducted or maintained and solely in the ordinary course. Since such date, there has not been any material adverse change in the business of the Company or the financial or other condition thereof.

         4. Representations and Warranties of Each Purchaser. Each Purchaser represents and warrants to, and agrees with, the Company: (a) No consent, approval, authorization, or order of any court, governmental agency or body, or arbitrator having jurisdiction over the Purchaser is required for execution of

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this Agreement, including, without limitation, the purchase of the Units or the performance of the Purchaser's obligations hereunder.

            (b) The Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Units.

            (c) The Company has given the Purchaser the opportunity to have answered all of the Purchaser's questions concerning the Company and its business and has made available to the Purchaser all information requested by the Purchaser which is reasonably necessary to verify the accuracy of other information furnished by the Company. The Purchaser has received and evaluated all information about the Company and its business which the Purchaser deems necessary to formulate an investment decision and does not desire any further information.

            (d) The Purchaser understands that the Units are being offered and sold to it in reliance on specific exemptions or non-application from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions or non-applications and the suitability of the Purchaser to acquire the Units.

            (e) The Purchaser is aware that the Units and the Underlying Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 3(b) and/or Section 4(2) and Regulation D thereof and that they must be held by each Purchaser indefinitely, and the Purchaser must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including among other things the existence of a public market for the shares of Common Stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)), and the number of shares being sold during any three-month period not exceeding specified limitations. The Purchaser is also aware that while many of the restrictions of Rule 144 do not apply to the resale of shares by a person who owned those shares for at least two years prior to their resale and who is not an "affiliate" (within the meaning of Rule 144(a)) of the issuer and has not been an affiliate of the issuer for at least three months prior to the date of resale of the restricted securities, the Company does not warrant or represent that the Purchaser is not an affiliate as of the date of this Agreement or that the Purchaser will not be an affiliate at any relevant times in the future.

            (f) Each instrument representing the shares of Common Stock purchased pursuant to this Agreement is to be endorsed with the following legends:

                 (i) THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER,

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ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS
DELIVERY REQUIREMENTS OF SUCH ACT.

                  (ii) Any other legend required by applicable state securities laws. The Company need not register a transfer of legended securities and may instruct its transfer agent not to register the transfer of such securities unless one of the conditions specified in the foregoing legend is satisfied.

              (g) Each Warrant is to be enclosed with the following legends:

                  (i) THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR COMMONWEALTH BIOTECHNOLOGIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED. THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT THE PRIOR WRITTEN CONSENT OF COMMONWWEALTH BIOTECHNOLOGIES, INC.

                  (ii) Any other legend required by applicable state securities law. The Company need not register a transfer of legended securities and may instruct its transfer agent not to register the transfer of such securities unless one of the conditions specified in the foregoing legend is satisfied.

              (h) Any legend endorsed on an instrument pursuant to Section 4(f) or Section 4(g) hereof and the stop transfer instructions with respect to such securities shall be removed, and the Company shall issue an instrument without such legend to the holder of such securities if such securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder provides the Company with an opinion of counsel for such holder of the securities, reasonably satisfactory to the Company, to the effect that a public sale, transfer or assignment of such securities may be made without registration.

              (i) Each Purchaser is either (i) acquiring the Units for the Purchaser's own account; or (ii) for the account of another for which the Purchaser acts as a fiduciary, in which case the Purchaser will so advise the Company. If acting as a fiduciary, the Purchaser makes the representations, warranties, and covenants as set forth herein on its own behalf and as agent for and on behalf of such other party. The Purchaser is acquiring the Units for investment and without any present intention to engage in a distribution thereof.

              (j) The Purchaser has the knowledge and experience in financial and business matters to evaluate the merits and risks of the proposed investment.

              (k) The Purchaser is an "Accredited Investor" as that term is defined under Rule 501 adopted pursuant to the Securities Act.

              (l) The Purchaser has reviewed the Public Disclosure Documents, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision about the purchase of the Units. The Purchaser is able to look after its own interests in the transactions contemplated by this agreement and has the ability to bear the economic risks of an investment in the Shares, Warrants and Conversion Shares.

                                      -5-

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              (m) The Purchaser has received that certain Preliminary Investment
Memorandum, dated June 24, 2002, from the Company. Other than the Private Placement Memorandum and the Public Disclosure Documents, each Purchaser acknowledges that he has received no other written or oral information relating to a possible investment in the Company from the Company or any of its affiliates.

         5. Conditions Precedent to the Obligations of All Parties. The obligation of each party to consummate the purchase and sale of the Units shall be subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

              (a) No temporary restraining order, preliminary or permanent injunction or other order issued by any court, tribunal or governmental agency or authority or other legal or regulatory restraint or prohibition preventing or impairing the issuance and sale of the Units shall be in effect. No claim, action, suit, investigation or proceeding shall be pending or threatened against any of the parties which, if adversely determined, would (i) prevent or hinder consummation of the transactions contemplated by this Agreement or (ii) materially and adversely affect the business or assets of the Company.

              (b) The parties shall have received all material consents of third parties, and any authorizations, orders, grants, consents, permits and approvals of all relevant governmental authorities, required in connection with the consummation of the transactions contemplated under this Agreement, all of which shall continue to be in full force and effect on the date of the Closing. Notwithstanding the foregoing, it is understood that the Company shall file after each Closing, within the time periods allowed under applicable law, a Form D with the SEC and any other relevant state securities commission or authority.

         6. Conditions Precedent to each Purchaser's Obligations. The obligations of each Purchaser hereunder are subject to the performance by the Company of its obligations hereunder and to the satisfaction of the following conditions precedent on or before the Closing:

              (a) The representations and warranties made by the Company in this Agreement shall be true and correct as of the date hereof and at the Closing, with the same force and effect as if they had been made on and as of the Closing.

              (b) After the date hereof until the Closing, there shall not have occurred: (i) any change, or any development involving a prospective change, in either (A) the condition, financial or otherwise, or in the earnings, business or operations, or in or affecting the properties of the Company, or (B) the financial or market conditions or circumstances in the United States, in either case which, in the Purchaser's judgment, is material and adverse and makes it impractical or inadvisable to proceed with the offering, sale, or delivery of the Units; (ii) an imposition of a new legal or regulatory restriction not in effect on the date hereof, or any change in the interpretation of existing legal or regulatory restrictions, that materially and adversely affects the offering, sale, or delivery of the Units; or (iii) a suspension or material limitation of trading (A) generally on or by the New York Stock Exchange or the Nasdaq Stock Market or (B) of any securities of the Company on any exchange or in any over-the-counter market.

              (c) The Purchasers shall have received from Reed Smith LLP, counsel for the Company, a favorable opinion dated as of the Closing Date.

              (d) The Company shall have delivered to each Purchaser a stock certificate representing the shares of Common Stock, and a Warrant certificate representing the Warrants, to be issued and sold to such Purchaser at the Closing.

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              (e) All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement at or before such Closing, and all instruments and other documents incident thereto, shall be satisfactory in form and substance to such Purchaser and their counsel.

         7. Conditions Precedent to the Company's Obligations. The obligation of the Company hereunder are subject to the performance by the Purchasers of their obligations hereunder and to the satisfaction of the following conditions precedent on or before the Closing:

              (a) The representations and warranties made by the Purchasers in this Agreement shall be true and correct as of the date hereof and at the Closing, with the same force and effect as if it had been made on and as of the Closing.

              (b) Each Purchaser shall have paid the portion of the Purchase Price allocable to such Purchaser as set forth in Exhibit A and in the manner set forth in Section 2.

         8. Waiver of Conditions. Each of the parties shall have the right to waive, in whole or in part, any of the conditions to its performance set forth in this Agreement and, on such waiver, the waiving party may proceed with the consummation of the transactions contemplated herein, it being understood that such waiver shall not constitute a waiver of any right which such party may have by reason of the breach by the other party of any representation, warranty or agreement contained herein, or by reason of any misrepresentation made by such other party herein.

         9.   Registration Provisions.

              (a) Registration. On or before November 15, 2002, (the "Filing Date"), the Company shall use its best efforts to file with the SEC a registration statement on an appropriate form (the "Registration Statement"), signed, pursuant to Section 6(a) of the Securities Act, by the officers of the Company, with respect to all of the shares of Common Stock issued and the shares of Common Stock underlying the Warrants (collectively, the "Resale Shares"). In connection with this Section 8, the Company shall:

                  (i) use its best efforts to cause the Registration Statement to be declared effective within ninety (90) days of the Filing Date and to remain effective through and including the earlier of (i) the time when all of the Resale Shares have been sold pursuant to the Registration Statement or (ii) the time when all of the Purchasers of the Resale Shares can sell all of the Resale Shares pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act without registration under the Securities Act;

                  (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement, signed, pursuant to Section 6(a) of the Securities Act, by the officers and directors of the Company, and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all the Resale Shares covered by the Registration Statement;

                  (iii) furnish to the Purchasers of the Resale Shares such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto) in conformity with the requirements of the Securities Act and such other documents and information as they may reasonably request;

                  (iv) use its reasonable efforts to register or qualify the Resale Shares covered by the Registration Statement under such securities or blue sky laws of such

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jurisdictions within the United States and Puerto Rico as required by law for the distribution of the Resale Shares covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this sub-paragraph (iv) be obligated to do so; and provided, further, that the Company shall not be required to qualify such Resale Shares in any jurisdiction in which the securities regulatory authority requires that any holder submit any number of its Resale Shares to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Resale Shares in such jurisdiction unless such holder agrees to do so;

                  (v) enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Resale Shares to be so included in the Registration Statement; and

                  (vi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC.

         Notwithstanding any other provisions hereof, the Company will ensure that (i) any Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated herein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Registration Statement, and any supplement to such prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           (b) Registration of Underwritten Offering. If the offering of Resale Shares to be registered by the Company pursuant to the Registration Statement is underwritten, each selling stockholder shall sell the Resale Shares to or through the underwriter(s) of the Resale Shares being registered for the account of the Company or others upon the same terms applicable to the Company or others. If the managing underwriter(s) reasonably determine that all or any portion of the Resale Shares held by the selling stockholder should not be included in the Registration Statement, then notwithstanding anything to the contrary in this Section, the determination of such underwriter(s) shall be conclusive; provided, however, that if such underwriter(s) determine that some but not all of the Resale Shares of the selling stockholder shall be included in the Registration Statement, the number of Resale Shares owned by each selling stockholder to be included in the Registration Statement will be proportionately reduced in accordance with the respective written requests given as provided above.

           (c) Indemnification. In the event that Resale Shares purchased pursuant to this Agreement are included in a Registration Statement under this
Section 8, the Company will indemnify and hold harmless each selling stockholder and each other person, if any, who controls such selling stockholder within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such selling stockholder or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of are based upon any untrue statement or alleged untrue statement of any material fact contained, in the Registration Statement pursuant to which the Resale Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the failure by the Company to file any amendment or supplement thereto that was required to be filed under the Securities Act, and will reimburse such selling stockholder and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, the Company will not be liable in any such case to a selling stockholder to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of that selling stockholder specifically for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, or amendment or supplement. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section that the Company shall have received an undertaking satisfactory to it from each selling stockholder to indemnify and hold harmless the Company (in the same manner and to the same extent as set forth in this Section), each director of the Company, each officer who shall sign such Registration Statement, and any persons who control the Company within the meaning of the Securities Act, with respect to any statement or omission from such Registration Statement, preliminary prospectus, or any final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the indemnifying party specifically for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, or amendment or supplement. Promptly following receipt by an indemnified party of notice of the commencement of any action involving a claim referred to above in this Section 8(c), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that any failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

           (d) Binding Provisions. The provisions of this Section 8 shall be binding on the successors of the Company. No Purchaser may assign the provisions of this Section 8 or all or any part of its or their rights or obligations hereunder, except that in the event of a merger or consolidation in which the Company or the Purchaser is not the survivor, the Company or the Purchaser, as the case may be, shall assign and transfer, and successor shall assume, the provisions of this Section 8.

          (e) Conflicts. To the extent that the Company's compliance with the obligations set forth in Sections 8(a) through 8(d) above would conflict with or otherwise cause a breach of or default under any of its existing obligations pursuant to any agreements to which it currently is a party, the Company's failure to comply with those obligations shall not be deemed a breach of this Agreement.

          (f) Transfer of Registration Rights. The rights to cause the Company to register the Resale Shares granted to the Purchaser by the Company under
Section 8 may not be assigned by the Purchaser to a transferee or assignee, without the prior written consent of the Company, which consent shall not be unreasonably withheld.

          (g) Penalty. To the extent the Company fails to file the Registration Statement on or before the Filing Date, the Company shall pay to each Purchaser a one-time penalty equal to two percent (2%) of such Purchaser's portion of the aggregate Purchase Price. From the period beginning on the day following the Filing Date and ending on the day the Company shall file the Registration Statement, the Company shall also pay to each Purchaser a monthly penalty equal to one percent (1%) of the Purchaser's portion of the aggregate Purchase Price.

     10.  Contribution.

          (a) If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the selling stockholder on the one hand and the Company on the other hand from the offer and sale of the Resale Shares pursuant to this Agreement or (ii) if the allocation provided by clause
(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the selling stockholder on the one hand and of the Company on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          (b) The relative fault of the Company on the one hand and the selling stockholder on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the selling stockholder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (c) The Company and the selling stockholder agree that it would not be just and equitable if a contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          (d) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) For purposes of this Section 9, each person, if any, who controls the selling stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act shall have the same rights to contribution as such selling stockholder, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

     11. Fees and Expenses. The Purchaser and the Company each agrees to pay its own expenses incident to the performance of its obligations hereunder.

     12. Survival of the Representations, Warranties, etc. The respective agreements, representations, warranties, indemnities, and other statements made by or on behalf of the Company and Purchaser pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director, or employee, or person controlling or under common control with, such party, and will survive delivery of any payment of the Shares.

     13. Notices. All communications hereunder shall be in writing and, if sent to the Purchasers, shall be sufficient in all respects if delivered, sent by registered mail, or by telecopy and confirmed to the Purchasers at the address set forth on the Signature Page or, if sent to the Company, shall be delivered, sent by registered mail, or by telecopy and confirmed to the Company at:
Commonwealth Biotechnologies, Inc., 601 Biotech Drive, Richmond, Virginia 23235, telephone number (804) 648-3820.

     14. Publicly. No party shall issue any press release or otherwise make any statements to any third party or any public disclosure with respect to either this Agreement or the transactions contemplated hereby, other than the issuance by the Company and the Purchasers of a joint press release announcing this Agreement in a form acceptable to the Company and the Purchasers, or as required by applicable law.

     15. Exculpation Among the Purchasers. Each Purchaser acknowledges and agrees that it is not relying on any other Purchaser, or any officer, director, employee partner or affiliate of any other Purchaser, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser not any controlling person, officer, director, stockholder, partner, agent or employee of any Purchaser, shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them relating to or in connection with the Shares, the Warrants or the conversion Shares.

     16.  Miscellaneous.

          (a) This Agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

          (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and, with respect to Sections 8 and 9 hereof, the officers, directors, and controlling persons thereof and each person under common control therewith, and no other person shall have any right or obligation hereunder.

          (c) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia.

          (d) The headings of the sections of this document have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

          (e) Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. Notwithstanding the foregoing, however, the Company may amend this Agreement to add additional Purchasers as parties to this Agreement without the consent of the other parties hereto.

     IN WITNESS HEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.


                                         COMMONWEALTH BIOTECHNOLOGIES, INC.


                                         By: /s/ Robert B. Harris, Ph.D.
                                             ---------------------------

                                         President and Chief Executive Officer

                           PURCHASERS' SIGNATURE PAGES


                           SAMUEL P. SEARS, JR. IRA


                                 By: /s/ Samuel P. Sears, Jr.
                                     ----------------------------
                                         Samuel P. Sears, Jr.


                                 By: Donaldson Lufkin & Jenrette
                                     IRA Trustee

                           /s/ Peter C. Einselen
                           --------------------------------------
                           Peter C. Einselen


                           JUNIPER TRADING SERVICES, INC.

                                 By: Compass Services Limited

                                 Title: Director

                                        By: /s/ Gregory Brown
                                            -----------------
                                        Title: Officer

                           /s/ Thomas B. Fitzgerald
                           --------------------------------------
                           Thomas B. Fitzgerald


                           JOHAN SEGERDAHL IRA

                                 By: /s/ Johan Segerdahl
                                     ---------------------------------
                                         Johan Segerdahl

                                 By: BNY Clearing Services, LLC


                                      By: /s/ Unable to Read
                                          ----------------------------
                                              Authorized Signature
                                              IRA Supervisor

                           RICK HAYES IRA

                                By: /s/ R. Hayes
                                    -----------------------------


                           /s/ Richard J. Freer, Ph.D.
                           --------------------------------------
                           Richard J. Freer


                           /s/ Chester M. Trzaski
                           --------------------------------------
                           Chester M. Trzaski


                           /s/ James H. Brennan
                           -----------------------------
                           James H. Brennan

                                    EXHIBIT A

                 Investor                 Investment      Shares Purchased      Warrants Purchased      Individual Total
                 --------                 ----------      ----------------      ------------------      ----------------
Donaldson Lufkin Jenrette                $ 100,000.00         111,111.00                     27,778          138,889.00
     FBO Samuel P. Sears, Jr. IRA
Peter C. Einselen                        $  10,000.00          11,111.00                      2,778           13,889.00
Jupiter Trading Services, Inc.           $ 100,000.00         111,111.00                     27,778          138,889.00
Thomas B. Fitzgerald                     $  15,000.00          16,667.00                      4,167           20,834.00
BNY Clearing Services LLC                $  30,000.00          33,333.00                      8,334           41,667.00
     Cust./ FBO Johan
     Segerdahl IRA
American Express, FBO Rick               $  30,000.00          33,333.00                      8,334           41,667.00
      Hayes IRA
Richard J. Freer, Ph.D.                  $   8,000.00           8,889.00                      2,222           11,111.00
Chester M. Trzaski                       $   6,000.00           6,667.00                      1,667            8,334.00
James H. Brennan                         $   3,000.00           3,333.00                        834            4,167.00

Total                                    $ 302,000.00         335,555.00                     83,892          419,447.00